PORTFOLIO OF INVESTMENTS – as of June 30, 2022 (Unaudited)

Loomis Sayles Fixed Income Fund

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – 82.4% of Net Assets

Non-Convertible Bonds – 78.0%

	ABS Car Loan – 3.8%
$675,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class D, 1.340%, 11/15/2027, 144A	$629,665
85,000	Avis Budget Rental Car Funding AESOP LLC, Series 2017-1A, Class C, 4.150%, 9/20/2023, 144A	85,019
120,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-1A, Class C, 4.730%, 9/20/2024, 144A	118,709
130,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class C, 4.240%, 9/22/2025, 144A	127,074
475,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class C, 3.150%, 3/20/2026, 144A	443,187
210,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-1A, Class B, 2.680%, 8/20/2026, 144A	195,255
685,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	629,164
305,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class B, 2.960%, 2/20/2027, 144A	286,181
630,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027, 144A	609,063
145,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class C, 2.130%, 8/20/2027, 144A	127,396
100,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	92,969
480,000	Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	461,189
420,000	Carvana Auto Receivables Trust, Series 2021-P3, Class C, 1.930%, 10/12/2027	364,334
525,000	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class C, 2.730%, 11/15/2029, 144A	506,957
900,000	Credit Acceptance Auto Loan Trust, Series 2021-2A, Class C, 1.640%, 6/17/2030, 144A	814,542
335,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030, 144A	307,039
1,400,000	Drive Auto Receivables Trust, Series 2021-2, Class D, 1.390%, 3/15/2029	1,287,733
305,000	DT Auto Owner Trust, Series 2021-2A, Class C, 1.500%, 2/16/2027, 144A	281,420
1,380,000	DT Auto Owner Trust, Series 2021-3A, Class D, 1.310%, 5/17/2027, 144A	1,250,108
815,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, 11/16/2026	763,728
1,000,000	Exeter Automobile Receivables Trust, Series 2021-3A, Class D, 1.550%, 6/15/2027	936,118
100,000	Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.560%, 7/17/2028	95,014
435,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.590%, 6/15/2027, 144A	396,112
335,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027, 144A	307,996
1,975,000	GLS Auto Receivables Issuer Trust, Series 2021-1A, Class D, 1.680%, 1/15/2027, 144A	1,869,060

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Car Loan – continued
$675,000	GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D, 1.480%, 7/15/2027, 144A	$610,273
725,000	GLS Auto Receivables Trust, Series 2021-2A, Class D, 1.420%, 4/15/2027, 144A	662,774
685,000	Hertz Vehicle Financing III LLC, Series 2022-1 1A, Class D, 4.850%, 6/25/2026, 144A	612,669
599,000	Hertz Vehicle Financing III LLC, Series 2022-3 3A, Class D, 6.310%, 3/25/2025, 144A	574,824
186,824	JPMorgan Chase Bank NA, Series 2021-1, Class D, 1.174%, 9/25/2028, 144A	180,608
168,276	JPMorgan Chase Bank NA, Series 2021-3, Class D, 1.009%, 2/26/2029, 144A	161,338
212,254	Santander Bank NA, Series 2021-1A, Class B, 1.833%, 12/15/2031, 144A	206,275

		15,993,793

	ABS Credit Card – 0.3%
480,000	Brex Commercial Charge Card Master Trust, Series 2021-1, Class A, 2.090%, 7/15/2024, 144A	470,744
700,000	Mercury Financial Credit Card Master Trust, Series 2021-1A, Class A, 1.540%, 3/20/2026, 144A	666,016
100,000	Mission Lane Credit Card Master Trust, Series 2021-A, Class B, 2.240%, 9/15/2026, 144A	96,504

		1,233,264

	ABS Home Equity – 4.9%
1,030,670	510 Asset Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061, 144A(a)	987,134
561,742	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059, 144A(a)	534,764
210,000	CoreVest American Finance Trust, Series 2021-1, Class C, 2.800%, 4/15/2053, 144A	174,351
300,000	CoreVest American Finance Trust, Series 2021-2, Class C, 2.478%, 7/15/2054, 144A	239,496
150,000	CoreVest American Finance Trust, Series 2021-3, Class D, 3.469%, 10/15/2054, 144A	123,822
594,024	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060, 144A(a)	562,187
1,388,939	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060, 144A(a)	1,315,181
323,940	Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1A, 30-day Average SOFR + 2.000%, 2.926%, 4/25/2042, 144A(b)	318,854
675,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038, 144A	586,351
315,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038, 144A	271,905
205,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038, 144A	174,633
300,000	FirstKey Homes Trust, Series 2022- SFR2, Class D, 4.500%, 7/17/2039, 144A	280,102
145,000	FRTKL, Series 2021-SFR1, Class E1, 2.372%, 9/17/2038, 144A	126,015

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Home Equity – continued
$130,000	FRTKL, Series 2021-SFR1, Class E2, 2.522%, 9/17/2038, 144A	$112,602
365,899	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068, 144A(a)	351,589
90,714	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041, 144A	76,297
814,889	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026, 144A	717,611
422,172	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026, 144A	367,365
148,857	Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 3.250%, 6/25/2060, 144A(a)	146,546
1,215,000	Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2, 3.250%, 9/25/2059, 144A(a)(c)	1,115,534
645,941	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061, 144A(a)	605,540
115,000	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M2, 3.250%, 7/25/2059, 144A(a)	106,392
705,000	Progress Residential Trust, Series 2021-SFR2, Class E1, 2.547%, 4/19/2038, 144A	625,010
240,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026, 144A	208,922
200,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026, 144A	173,443
125,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038, 144A	111,342
100,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038, 144A	88,472
295,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038, 144A	255,069
100,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038, 144A	86,026
380,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038, 144A	328,029
200,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038, 144A	171,302
340,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040, 144A	279,590
100,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040, 144A	80,095
1,028,208	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026, 144A(a)	976,667
405,475	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026, 144A(a)	387,725
784,029	PRPM LLC, Series 2021-3, Class A1, 1.867%, 4/25/2026, 144A(a)	739,165
194,222	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026, 144A(a)	182,465
925,031	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026, 144A(a)	865,666
1,030,000	Toorak Mortgage Corp., Series 2021-1, Class A1, 2.240%, 6/25/2024, 144A(a)	965,055

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Home Equity – continued
$240,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056, 144A(a)	$236,069
495,000	Towd Point Mortgage Trust, Series 2018-5, Class M1, 3.250%, 7/25/2058, 144A(a)	425,014
744,170	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059, 144A(a)(c)	720,557
100,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060, 144A(a)	89,056
305,562	VCAT LLC, Series 2021-NPL1, Class A1, 2.289%, 12/26/2050, 144A(a)	294,189
312,754	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051, 144A(a)	296,845
815,269	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051, 144A(a)	772,318
688,713	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051, 144A(a)	654,149
489,191	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051, 144A(a)	466,893
1,085,635	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051, 144A(a)	1,032,212

		20,805,616

	ABS Other – 2.9%
100,000	Affirm Asset Securitization Trust, Series 2021-B, Class C, 1.400%, 8/17/2026, 144A	90,752
160,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046, 144A	136,732
119,286	Business Jet Securities LLC, Series 2021-1A, Class B, 2.918%, 4/15/2036, 144A	106,575
795,919	CAL Funding IV Ltd., Series 2020-1A, Class A, 2.220%, 9/25/2045, 144A	717,512
1,204,170	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	1,061,981
135,000	Freedom Financial Trust, Series 2021-2, Class C, 1.940%, 6/19/2028, 144A	130,765
370,000	Freedom Financial Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028, 144A	330,948
300,000	HPEFS Equipment Trust, Series 2021-1A, Class D, 1.030%, 3/20/2031, 144A	281,223
1,813,892	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046, 144A(c)	1,579,112
110,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031, 144A	102,450
205,788	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032, 144A(a)	165,238
350,000	OneMain Financial Issuance Trust, Series 2018-2A, Class A, 3.570%, 3/14/2033, 144A	344,074
345,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036, 144A	291,203
380,000	OneMain Financial Issuance Trust, Series 2022-S1, Class D, 5.200%, 5/14/2035, 144A	372,051

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Other – continued
$1,423,547	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	$1,250,310
100,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030, 144A	90,316
178,246	Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.120%, 5/20/2036, 144A	170,989
120,335	Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class C, 3.000%, 8/20/2036, 144A	114,785
106,305	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.790%, 11/20/2037, 144A	98,756
1,326,563	SLAM Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046, 144A(c)	1,138,509
100,000	SoFi Consumer Loan Program Trust, Series 2021-1, Class D, 2.040%, 9/25/2030, 144A	92,174
676,558	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046, 144A	581,886
230,000	Towd Point Mortgage Trust, Series 2011-1, Class M1, 3.750%, 10/25/2056, 144A(a)	223,063
1,300,406	Triton Container Finance VIII LLC, Series 2021-1A, Class A, 1.860%, 3/20/2046, 144A	1,135,003
698,353	Wave Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042, 144A	626,924
1,173,917	Willis Engine Structured Trust, Series 2021-A, Class A, 3.104%, 5/15/2046, 144A	928,712

		12,162,043

	ABS Student Loan – 0.8%
320,000	College Ave Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051, 144A	292,426
278,437	Commonbond Student Loan Trust, Series 2019-AGS, Class B, 3.040%, 1/25/2047, 144A	256,907
256,001	EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A, 1.800%, 11/25/2045, 144A	225,202
111,023	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	103,478
271,938	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069, 144A	248,911
100,000	Navient Private Education Refi Loan Trust, Series 2021-A, Class B, 2.240%, 5/15/2069, 144A	83,080
170,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069, 144A	139,098
385,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070, 144A	294,075
304,229	SMB Private Education Loan Trust, Series 2016-C, Class A2A, 2.340%, 9/15/2034, 144A	295,188
77,882	SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.230%, 9/15/2037, 144A	74,338
1,002,754	SMB Private Education Loan Trust, Series 2021-A, Class A2A2, 1-month LIBOR + 0.730%, 2.054%, 1/15/2053, 144A(b)(c)	974,608
475,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051, 144A	404,096

		3,391,407

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	ABS Whole Business – 0.6%
$57,450	Domino’s Pizza Master Issuer LLC, Series 2017-1A, Class A23, 4.118%, 7/25/2047, 144A	$54,895
135,100	Domino’s Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048, 144A	130,832
1,559,250	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	1,359,103
297,000	Hardee’s Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051, 144A	254,266
262,625	Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.884%, 3/15/2048, 144A	247,371
678,150	Wendy’s Funding LLC, Series 2021-1A, Class A2I, 2.370%, 6/15/2051, 144A	574,801

		2,621,268

	Aerospace & Defense – 1.1%
2,530,000	Boeing Co. (The), 3.825%, 3/01/2059	1,629,959
335,000	Boeing Co. (The), 5.805%, 5/01/2050	307,688
1,265,000	Embraer Netherlands Finance BV, 5.400%, 2/01/2027	1,198,305
807,000	Leonardo U.S. Holdings, Inc., 6.250%, 1/15/2040, 144A(d)(e)	817,532
722,000	Leonardo U.S. Holdings, Inc., 7.375%, 7/15/2039, 144A	818,098

		4,771,582

	Airlines – 1.2%
367,387	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	318,470
1,219,631	American Airlines Pass Through Trust, Series 2017-1B, Class B, 4.950%, 8/15/2026	1,128,908
774,248	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	689,124
429,514	U.S. Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	428,116
1,118,192	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	1,027,953
1,040,265	United Airlines Pass Through Trust, Series 2014-1, Class A, 4.000%, 10/11/2027	979,000
533,510	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	524,334

		5,095,905

	Automotive – 1.4%
1,900,000	Ford Motor Co., 3.250%, 2/12/2032	1,421,010
805,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/2031	623,875
1,735,000	General Motors Co., 5.200%, 4/01/2045	1,457,306

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Automotive – continued
$185,000	General Motors Co., 6.250%, 10/02/2043	$176,247
2,270,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	1,961,309
60,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(f)	50,250
100,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(f)	87,000

		5,776,997

	Banking – 4.5%
1,146,000	Ally Financial, Inc., 8.000%, 11/01/2031	1,273,968
1,585,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(f)	1,256,929
1,500,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(f)	1,106,625
3,340,000	Bank of America Corp., 6.110%, 1/29/2037(c)	3,592,792
915,000	Barclays PLC, (fixed rate to 11/24/2026, variable rate thereafter), 2.279%, 11/24/2027(c)	811,159
1,125,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(f)	862,721
1,175,000	BNP Paribas S.A., (fixed rate to 1/20/2027, variable rate thereafter), 2.591%, 1/20/2028, 144A	1,056,896
2,250,000	Citigroup, Inc., (fixed rate to 1/25/2025, variable rate thereafter), 2.014%, 1/25/2026	2,107,816
685,000	Credit Agricole S.A., 3.250%, 1/14/2030, 144A	586,408
495,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), EMTN, 4.000%, 1/10/2033	452,167
370,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	269,325
1,202,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	903,650
235,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	202,087
2,260,000	Goldman Sachs Group, Inc. (The), (fixed rate to 1/24/2024, variable rate thereafter), 1.757%, 1/24/2025	2,172,560
290,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032, 144A	213,930
1,495,000	Morgan Stanley, (fixed rate to 1/21/2027, variable rate thereafter), 2.475%, 1/21/2028	1,359,018
530,000	NatWest Group PLC, (fixed rate to 9/30/2027, variable rate thereafter), 5.516%, 9/30/2028	533,775
200,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027, 144A	172,774
200,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	176,740

		19,111,340

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Brokerage – 0.4%
$1,670,000	Jefferies Group LLC, 6.250%, 1/15/2036	$1,679,144

	Building Materials – 1.5%
4,500,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	3,375,000
780,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%, 144A(f)	661,791
360,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	280,800
213,000	Masco Corp., 6.500%, 8/15/2032	229,180
380,000	Masco Corp., 7.750%, 8/01/2029	429,037
1,188,000	Owens Corning, 7.000%, 12/01/2036	1,327,422

		6,303,230

	Cable Satellite – 3.4%
375,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	307,946
3,385,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	2,614,913
40,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	30,265
1,565,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	1,253,342
230,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	205,353
305,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.700%, 4/01/2051	206,392
2,655,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	1,773,630
2,710,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	1,812,285
2,045,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	1,768,925
1,020,000	DISH DBS Corp., 5.125%, 6/01/2029	619,793
2,215,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	1,736,206
270,000	DISH DBS Corp., 7.750%, 7/01/2026	210,465
375,000	Time Warner Cable LLC, 4.500%, 9/15/2042	292,733

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Cable Satellite – continued
$1,500,000	Time Warner Cable LLC, 6.550%, 5/01/2037	$1,501,912

		14,334,160

	Chemicals – 0.4%
775,000	Ashland LLC, 3.375%, 9/01/2031, 144A	630,365
200,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030, 144A	170,576
705,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050, 144A	556,887
200,000	INEOS Quattro Finance 2 PLC, 3.375%, 1/15/2026, 144A	167,948
230,000	SPCM S.A., 3.125%, 3/15/2027, 144A	193,738
210,000	SPCM S.A., 3.375%, 3/15/2030, 144A	164,325

		1,883,839

	Construction Machinery – 0.5%
415,000	John Deere Capital Corp., MTN, 0.900%, 1/10/2024	400,587
645,000	John Deere Capital Corp., MTN, 1.250%, 1/10/2025	611,631
965,000	Toro Co. (The), 6.625%, 5/01/2037(d)(e)	1,031,305

		2,043,523

	Consumer Cyclical Services – 1.4%
655,000	Expedia Group, Inc., 2.950%, 3/15/2031	520,986
155,000	Expedia Group, Inc., 3.250%, 2/15/2030	129,267
1,010,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	851,521
2,965,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	2,438,712
1,420,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	1,313,273
390,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	377,824
120,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	119,460

		5,751,043

	Consumer Products – 0.3%
880,000	Avon Products, Inc., 8.450%, 3/15/2043	849,200
730,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	601,082

		1,450,282

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Diversified Manufacturing – 0.3%
$380,000	GE Capital Funding LLC, 4.550%, 5/15/2032	$366,526
757,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/2035	707,035
165,000	General Electric Co., Series D, 3-month LIBOR + 3.330%, 5.159%(b)(f)	144,573

		1,218,134

	Electric – 0.4%
1,157,789	Alta Wind Holdings LLC, 7.000%, 6/30/2035, 144A	1,203,430
255,000	Edison International, 4.950%, 4/15/2025	255,640
100,000	Enel Finance International NV, 6.800%, 9/15/2037, 144A	110,434
265,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	256,448

		1,825,952

	Finance Companies – 3.7%
630,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	530,661
795,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	636,391
300,000	AGFC Capital Trust I, 3-month LIBOR + 1.750%, 2.794%, 1/15/2067, 144A(b)(d)(e)	170,739
612,000	Air Lease Corp., 4.625%, 10/01/2028	565,935
985,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(f)	817,934
460,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(f)	379,651
2,290,000	Ares Capital Corp., 3.200%, 11/15/2031	1,663,929
655,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	568,161
780,000	FS KKR Capital Corp., 3.125%, 10/12/2028	622,101
815,000	FS KKR Capital Corp., 3.400%, 1/15/2026	723,354
1,925,000	Navient Corp., MTN, 5.625%, 8/01/2033	1,335,963
1,490,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	1,370,579
2,075,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	1,714,801
1,345,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	1,057,600
3,335,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	2,498,882

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Finance Companies – continued
$1,080,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	$766,800

		15,423,481

	Financial Other – 1.1%
630,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	202,810
200,000	Central China Real Estate Ltd., 7.250%, 4/24/2023	98,200
205,000	Central China Real Estate Ltd., 7.250%, 7/16/2024	63,655
200,000	Central China Real Estate Ltd., 7.250%, 8/13/2024	61,766
200,000	Central China Real Estate Ltd., 7.500%, 7/14/2025	61,736
200,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025	119,100
200,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024	127,336
600,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	246,852
2,510,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	2,028,482
1,285,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(g)	176,687
200,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(g)	27,262
200,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(g)	27,146
1,810,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(g)	245,545
400,000	Logan Group Co. Ltd., 4.250%, 7/12/2025	85,036
400,000	Logan Group Co. Ltd., 4.850%, 12/14/2026	85,724
840,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	673,796
405,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(d)(e)	41,792
425,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(d)(e)	47,536
200,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)(e)	22,064
410,000	Sunac China Holdings Ltd., 6.500%, 1/10/2025(g)	61,258
230,000	Sunac China Holdings Ltd., 6.500%, 1/26/2026(g)	33,909
445,000	Sunac China Holdings Ltd., 7.000%, 7/09/2025(g)	66,274
200,000	Times China Holdings Ltd., 5.750%, 1/14/2027(d)(e)	26,218

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Financial Other – continued
$400,000	Times China Holdings Ltd., 6.200%, 3/22/2026(d)(e)	$57,940
400,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)(e)(g)	26,000
370,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(d)(e)(g)	27,350
225,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(d)(e)(g)	16,315

		4,757,789

	Food & Beverage – 0.4%
70,000	Darling Ingredients, Inc., 6.000%, 6/15/2030, 144A	69,765
350,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	295,646
625,000	Kraft Heinz Foods Co., 4.375%, 6/01/2046	520,669
1,180,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	925,085
70,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	58,414

		1,869,579

	Gaming – 1.1%
925,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031, 144A	732,150
385,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	308,566
410,000	Penn National Gaming, Inc., 4.125%, 7/01/2029, 144A	311,108
1,460,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	1,370,108
30,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	28,134
680,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	621,051
575,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	529,000
505,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	480,381
415,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	409,812

		4,790,310

	Government Owned - No Guarantee – 0.5%
730,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	613,745
570,000	EcoPetrol S.A., 4.625%, 11/02/2031	431,769
870,000	Pertamina Persero PT, 6.450%, 5/30/2044, 144A	878,624

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Government Owned - No Guarantee – continued
$200,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029	$86,810
400,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030	172,428

		2,183,376

	Health Insurance – 0.7%
2,490,000	Centene Corp., 2.500%, 3/01/2031	1,976,462
625,000	Centene Corp., 2.625%, 8/01/2031	497,188
430,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	360,592

		2,834,242

	Healthcare – 0.4%
955,000	Avantor Funding, Inc., 3.875%, 11/01/2029, 144A	835,291
700,000	HCA, Inc., 4.125%, 6/15/2029	638,250
185,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	158,319

		1,631,860

	Home Construction – 0.4%
1,745,000	PulteGroup, Inc., 6.375%, 5/15/2033	1,795,848

	Independent Energy – 2.4%
1,385,000	Aker BP ASA, 3.750%, 1/15/2030, 144A	1,240,775
555,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	433,411
2,205,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	2,132,103
740,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	626,262
965,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	784,062
50,000	EQT Corp., 3.125%, 5/15/2026, 144A	46,816
840,000	EQT Corp., 3.625%, 5/15/2031, 144A	725,810
980,000	EQT Corp., 3.900%, 10/01/2027	911,978
160,000	EQT Corp., 5.000%, 1/15/2029	154,893
45,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	45,604
65,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	71,337

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Independent Energy – continued
$975,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	$1,119,376
1,040,000	Ovintiv, Inc., 6.500%, 8/15/2034	1,085,483
65,000	Ovintiv, Inc., 6.500%, 2/01/2038	67,077
310,000	Ovintiv, Inc., 6.625%, 8/15/2037	325,234
40,000	Ovintiv, Inc., 7.200%, 11/01/2031	43,735
125,000	Ovintiv, Inc., 7.375%, 11/01/2031	137,416
130,000	Southwestern Energy Co., 4.750%, 2/01/2032	111,088

		10,062,460

	Industrial Other – 0.1%
395,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	304,087

	Leisure – 0.7%
620,000	Carnival Corp., 5.750%, 3/01/2027, 144A	447,814
395,000	Carnival Corp., 6.000%, 5/01/2029, 144A	277,531
770,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	604,365
485,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	414,680
280,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	203,700
140,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	99,450
1,195,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	830,525

		2,878,065

	Life Insurance – 2.2%
1,860,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	1,735,585
434,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	345,439
1,745,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	1,694,300
2,270,000	MetLife, Inc., 9.250%, 4/08/2068, 144A	2,667,040
1,115,000	MetLife, Inc., 10.750%, 8/01/2069	1,478,970
1,165,000	Penn Mutual Life Insurance Co. (The), 6.650%, 6/15/2034, 144A	1,233,327

		9,154,661

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Lodging – 0.8%
$855,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	$679,191
200,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	152,658
685,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	554,850
530,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	440,789
620,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	479,626
870,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	674,250
110,000	Travel & Leisure Co., 6.000%, 4/01/2027	99,630
125,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	118,516

		3,199,510

	Media Entertainment – 1.3%
24,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	710,971
470,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	373,500
300,000	Magallanes, Inc., 4.054%, 3/15/2029, 144A	275,031
465,000	Magallanes, Inc., 4.279%, 3/15/2032, 144A	415,426
185,000	Netflix, Inc., 4.875%, 4/15/2028	174,094
1,510,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	1,382,020
200,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	189,000
915,000	Netflix, Inc., 5.875%, 11/15/2028	894,605
1,185,000	Netflix, Inc., 6.375%, 5/15/2029	1,196,791

		5,611,438

	Metals & Mining – 2.3%
1,910,000	Anglo American Capital PLC, 2.875%, 3/17/2031, 144A	1,589,253
2,680,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	2,396,081
615,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025, 144A	581,459
430,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	350,940
5,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	4,550

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Metals & Mining – continued
$2,080,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	$2,029,893
2,905,000	Glencore Funding LLC, 2.850%, 4/27/2031, 144A	2,398,425
215,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	187,157

		9,537,758

	Midstream – 1.0%
530,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	415,721
10,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	9,000
575,000	DCP Midstream Operating LP, 6.450%, 11/03/2036, 144A	563,500
1,040,000	Energy Transfer LP, 5.000%, 5/15/2044	871,062
490,000	EnLink Midstream Partners LP, 4.150%, 6/01/2025	456,126
245,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	205,179
285,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	271,463
95,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	103,383
395,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	338,740
100,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	91,160
105,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	100,189
170,000	Western Midstream Operating LP, 4.550%, 2/01/2030	147,050
405,000	Western Midstream Operating LP, 5.300%, 3/01/2048	326,491
80,000	Western Midstream Operating LP, 5.450%, 4/01/2044	66,491
55,000	Western Midstream Operating LP, 5.500%, 8/15/2048	44,825
230,000	Western Midstream Operating LP, 5.750%, 2/01/2050	184,704

		4,195,084

	Non-Agency Commercial Mortgage-Backed Securities – 1.9%
710,000	BANK, Series 2021-BN35, Class AS, 2.457%, 6/15/2064	583,105
740,000	BPR Trust, Series 2021-NRD, Class F, 1-month Term SOFR + 6.870%, 8.204%, 12/15/2023, 144A(b)	695,617
240,000	Commercial Mortgage Pass Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045, 144A	238,850
110,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	105,909

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Non-Agency Commercial Mortgage-Backed Securities – continued
$165,196	Commercial Mortgage Trust, Series 2012-LC4, Class B, 4.934%, 12/10/2044(a)	$164,951
185,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037, 144A	170,234
100,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037, 144A	88,841
200,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037, 144A	167,889
258,410	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 3.575%, 7/15/2038, 144A(b)	249,325
295,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(a)	273,697
315,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.668%, 3/05/2033, 144A(a)	279,460
255,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	233,453
200,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class C, 4.934%, 10/15/2045, 144A(a)	199,566
1,030,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 4.509%, 12/15/2047, 144A(a)	1,019,684
100,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 4.509%, 12/15/2047, 144A(a)	98,416
400,000	MedTrust, Series 2021-MDLN, Class C, 1-month LIBOR + 1.800%, 3.125%, 11/15/2038, 144A(b)	381,419
105,000	Morgan Stanley Bank of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030, 144A	104,010
535,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.295%, 8/15/2046(a)	532,413
800,000	RBS Commercial Funding Trust, Series 2013-GSP, Class A, 3.961%, 1/15/2032, 144A(a)	787,220
175,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class BEC, 4.889%, 5/10/2063, 144A(a)	165,730
165,355	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	161,384
285,000	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 4.434%, 7/15/2046(a)	267,262
275,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(a)	240,870
380,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.670%, 8/15/2046(a)	361,680
390,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	369,511

		7,940,496

	Paper – 0.4%
350,000	WestRock MWV LLC, 7.950%, 2/15/2031	417,858
1,035,000	WestRock MWV LLC, 8.200%, 1/15/2030	1,232,952

		1,650,810

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Pharmaceuticals – 1.0%
$165,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	$129,119
355,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	189,038
35,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029, 144A	18,200
290,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	149,837
915,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	468,274
40,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	21,288
65,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	37,213
620,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	518,326
290,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	237,800
1,710,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	1,064,902
960,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	819,953
695,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	572,506

		4,226,456

	Property & Casualty Insurance – 0.3%
1,630,000	MBIA Insurance Corp., 3-month LIBOR + 11.260%, 12.304%, 1/15/2033, 144A(b)(d)(h)(i)(j)	199,675
1,135,000	Stewart Information Services Corp., 3.600%, 11/15/2031	941,437

		1,141,112

	REITs - Diversified – 0.1%
270,000	EPR Properties, 3.600%, 11/15/2031	213,428

	Retailers – 0.3%
1,025,000	Dillard’s, Inc., 7.750%, 7/15/2026	1,044,424

	Technology – 2.6%
1,070,000	Avnet, Inc., 5.500%, 6/01/2032	1,049,868
735,000	Block, Inc., 3.500%, 6/01/2031, 144A	585,692
550,000	Broadcom, Inc., 2.600%, 2/15/2033, 144A	422,899
465,000	Broadcom, Inc., 4.150%, 11/15/2030	426,039
75,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	66,820

Principal Amount (‡)		Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

		Technology – continued
$195,000		CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	$164,418
1,825,000		CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	1,507,751
45,000		CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	40,613
1,820,000		CommScope, Inc., 4.750%, 9/01/2029, 144A	1,468,185
1,295,000		Entegris Escrow Corp., 4.750%, 4/15/2029, 144A	1,205,941
1,215,000		Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	1,032,665
290,000		MSCI, Inc., 3.250%, 8/15/2033, 144A	231,156
145,000		NXP BV/NXP Funding LLC/NXP USA, Inc., 4.400%, 6/01/2027	142,742
1,270,000		Oracle Corp., 3.950%, 3/25/2051	932,811
615,000		Sensata Technologies BV, 4.000%, 4/15/2029, 144A	521,569
825,000		Western Digital Corp., 2.850%, 2/01/2029	671,711
75,000		Western Digital Corp., 3.100%, 2/01/2032	57,510
625,000		Western Digital Corp., 4.750%, 2/15/2026	596,319

			11,124,709

		Treasuries – 19.2%
148,957	(††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)	702,315
10,150,000		Republic of Brazil, 8.500%, 1/05/2024, (BRL)	1,792,631
14,635,000		Republic of Brazil, 10.250%, 1/10/2028, (BRL)	2,564,498
3,185,000		U.S. Treasury Note, 0.125%, 12/31/2022(k)	3,146,929
20,545,000		U.S. Treasury Note, 0.125%, 4/30/2023(c)	20,082,738
10,310,000		U.S. Treasury Note, 0.125%, 5/31/2023(c)	10,054,667
15,495,000		U.S. Treasury Note, 0.125%, 7/31/2023(c)	15,030,150
9,340,000		U.S. Treasury Note, 0.500%, 11/30/2023	9,022,586
12,585,000		U.S. Treasury Note, 0.875%, 1/31/2024	12,177,954
6,710,000		U.S. Treasury Note, 1.500%, 2/29/2024	6,551,948

			81,126,416

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Non-Convertible Bonds – continued

	Wireless – 3.0%
72,400,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	$3,546,284
585,000	IHS Holding Ltd., 5.625%, 11/29/2026, 144A	479,138
935,000	SBA Communications Corp., 3.125%, 2/01/2029	765,298
600,000	SoftBank Group Corp., 4.625%, 7/06/2028	465,000
210,000	SoftBank Group Corp., 5.250%, 7/06/2031	154,829
150,000	T-Mobile USA, Inc., 2.400%, 3/15/2029	129,536
265,000	T-Mobile USA, Inc., 2.700%, 3/15/2032	222,331
3,275,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	2,865,625
1,620,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	1,398,757
2,965,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	2,767,104

		12,793,902

	Total Non-Convertible Bonds (Identified Cost $381,290,406)	328,943,823

Convertible Bonds – 3.5%

	Airlines – 0.4%
245,000	JetBlue Airways Corp., 0.500%, 4/01/2026	180,198
1,160,000	Southwest Airlines Co., 1.250%, 5/01/2025	1,365,900

		1,546,098

	Cable Satellite – 0.9%
15,000	Cable One, Inc., Zero Coupon, 6.042%, 3/15/2026(l)	12,360
1,055,000	DISH Network Corp., 2.375%, 3/15/2024	928,400
4,100,000	DISH Network Corp., 3.375%, 8/15/2026	2,769,550
75,000	DISH Network Corp., Zero Coupon, 6.944%-9.514%, 12/15/2025(m)	52,682

		3,762,992

	Consumer Cyclical Services – 0.3%
90,000	Peloton Interactive, Inc., Zero Coupon, 0.519%-0.799%, 2/15/2026(m)	57,731
1,270,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.582%, 12/15/2025(m)	1,014,883

		1,072,614

Principal Amount (‡)	Description	Value (†)

Bonds and Notes – continued

Convertible Bonds – continued

	Gaming – 0.1%
$215,000	Penn National Gaming, Inc., 2.750%, 5/15/2026	$318,480

	Healthcare – 0.4%
2,405,000	Teladoc Health, Inc., 1.250%, 6/01/2027	1,761,662

	Leisure – 0.2%
1,280,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	821,120

	Media Entertainment – 0.2%
575,000	Snap, Inc., Zero Coupon, 6.709%-7.114%, 5/01/2027(m)	398,187
540,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.873%, 3/15/2026(m)	426,060
205,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026(l)	181,438

		1,005,685

	Pharmaceuticals – 0.9%
820,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	811,800
2,205,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	2,191,329
580,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026(l)	527,394
485,000	Livongo Health, Inc., 0.875%, 6/01/2025	411,086

		3,941,609

	Technology – 0.1%
35,000	Bentley Systems, Inc., 0.375%, 7/01/2027, 144A	27,125
95,000	RingCentral, Inc., Zero Coupon, 7.146%-7.470%, 3/15/2026(m)	71,345
465,000	Splunk, Inc., 1.125%, 6/15/2027	383,625
20,000	Unity Software, Inc., Zero Coupon, 7.592%, 11/15/2026, 144A(l)	14,700

		496,795

	Total Convertible Bonds (Identified Cost $18,838,580)	14,727,055

Municipals – 0.9%

	Virginia – 0.9%
3,865,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $3,848,381)	3,590,043

	Total Bonds and Notes (Identified Cost $403,977,367)	347,260,921

Principal Amount (‡)	Description	Value (†)

Senior Loans – 0.4%

	Cable Satellite – 0.1%
$284,569	DirecTV Financing LLC, Term Loan, 1-month LIBOR + 5.000%, 6.666%, 8/02/2027(b)(n)	$261,211

	Independent Energy – 0.3%
1,282,000	Ascent Resources - Utica, 2020 Fixed 2nd Lien Term Loan, 3-month LIBOR + 9.000%, 10.021%, 11/01/2025(b)(o)	1,343,959

	Total Senior Loans (Identified Cost $1,566,839)	1,605,170

Collateralized Loan Obligations – 3.2%
555,000	522 Funding CLO Ltd., Series 2021-7A, Class D, 3-month LIBOR + 2.900%, 4.084%, 4/23/2034, 144A(b)	494,042
1,090,000	AIG CLO LLC, Series 2021-1A, Class D, 3-month LIBOR + 2.950%, 4.086%, 4/22/2034, 144A(b)	993,097
1,005,000	AIMCO CLO Ltd., Series 2017-AA, Class DR, 3-month LIBOR + 3.150%, 4.213%, 4/20/2034, 144A(b)	918,617
1,940,000	AIMCO CLO Ltd., Series 2021-14A, Class D, 3-month LIBOR + 2.900%, 3.963%, 4/20/2034, 144A(b)	1,693,013
2,100,000	Ares XLII CLO Ltd., Series 2017-42A, Class BR, 3-month LIBOR + 1.500%, 2.636%, 1/22/2028, 144A(b)(c)	2,034,490
255,000	Atrium XV, Series 15A, Class D, 3-month LIBOR + 3.000%, 4.184%, 1/23/2031, 144A(b)	240,681
370,000	Carlye U.S. CLO Ltd., Series 2018-4A, Class C, 3-month LIBOR + 2.900%, 3.963%, 1/20/2031, 144A(b)	331,992
305,000	CarVal CLO I Ltd., Series 2018-1A, Class D, 3-month LIBOR + 2.890%, 3.934%, 7/16/2031, 144A(b)	276,706
503,000	CIFC Funding Ltd., Series 2018-1A, Class D, 3-month LIBOR + 2.650%, 3.694%, 4/18/2031, 144A(b)	463,956
340,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3-month LIBOR + 2.850%, 3.913%, 1/20/2034, 144A(b)	314,749
365,000	Invesco CLO Ltd., Series 2021-1A, Class D,, 3-month LIBOR + 3.050% 4.094%, 4/15/2034, 144A(b)	328,504
500,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3-month LIBOR + 3.000%, 4.184%, 1/23/2031, 144A(b)	472,761
1,930,000	Oaktree CLO Ltd., Series 2019-2A, Class BR, 3-month LIBOR + 2.700%, 3.744%, 4/15/2031, 144A(b)	1,856,384
255,000	OCP CLO Ltd., Series 2018-15A, Class C, 3-month LIBOR + 2.950%, 4.013%, 7/20/2031, 144A(b)	225,589
1,835,000	OZLM XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.750%, 4.794%, 4/15/2034, 144A(b)	1,740,499
285,000	Parallel Ltd., Series 2015-1A, Class DR, 3-month LIBOR + 2.550%, 3.613%, 7/20/2027, 144A(b)	271,177
250,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 4.313%, 4/20/2034, 144A(b)	217,245
575,000	Sixth Street CLO XVIII Ltd., Series 2021-18A, Class D, 3-month LIBOR + 2.900%, 3.963%, 4/20/2034, 144A(b)	530,729

	Total Collateralized Loan Obligations (Identified Cost $14,438,298)	13,404,231

Shares	Description	Value (†)

Common Stocks – 5.1%

	Aerospace & Defense – 0.2%
351	L3Harris Technologies, Inc.	$84,837
1,441	Lockheed Martin Corp.	619,572

		704,409

	Air Freight & Logistics – 0.1%
2,580	United Parcel Service, Inc., Class B	470,953

	Beverages – 0.1%
8,951	Coca-Cola Co. (The)	563,108

	Biotechnology – 0.2%
4,648	AbbVie, Inc.	711,888

	Capital Markets – 0.2%
911	BlackRock, Inc.	554,836
5,339	Morgan Stanley	406,084

		960,920

	Communications Equipment – 0.1%
10,229	Cisco Systems, Inc.	436,165

	Electric Utilities – 0.3%
4,273	Duke Energy Corp.	458,108
7,574	NextEra Energy, Inc.	586,682

		1,044,790

	Food & Staples Retailing – 0.1%
4,365	Walmart, Inc.	530,697

	Health Care Equipment & Supplies – 0.1%
3,303	Abbott Laboratories	358,871

	Health Care Providers & Services – 0.2%
754	Elevance Health, Inc.	363,865
549	UnitedHealth Group, Inc.	281,983

		645,848

	Hotels, Restaurants & Leisure – 0.1%
6,930	Starbucks Corp.	529,383

	Household Products – 0.1%
4,227	Procter & Gamble Co. (The)	607,800

	IT Services – 0.1%
1,523	Accenture PLC, Class A	422,861

	Life Sciences Tools & Services – 0.1%
431	Thermo Fisher Scientific, Inc.	234,154

	Machinery – 0.2%
1,772	Cummins, Inc.	342,935
1,170	Deere & Co.	350,380

		693,315

Shares	Description	Value (†)

Common Stocks – continued

	Media – 0.5%
138,910	Altice USA, Inc., Class A(i)	$1,284,918
15,535	Comcast Corp., Class A	609,593
34,625	iHeartMedia, Inc., Class A(i)	273,191

		2,167,702

	Metals & Mining – 0.1%
7,178	Newmont Corp.	428,311

	Oil, Gas & Consumable Fuels – 0.2%
939	Battalion Oil Corp.(i)	8,010
2,044	Pioneer Natural Resources Co.	455,975
12,128	Williams Cos., Inc. (The)	378,515

		842,500

	Pharmaceuticals – 0.5%
6,223	Bristol-Myers Squibb Co.	479,171
4,241	Johnson & Johnson	752,820
9,200	Merck & Co., Inc.	838,764

		2,070,755

	Professional Services – 0.0%
456	Clarivate PLC(i)	6,320

	REITs - Diversified – 0.1%
2,185	American Tower Corp.	558,464

	Road & Rail – 0.1%
2,282	Union Pacific Corp.	486,705

	Semiconductors & Semiconductor Equipment – 0.2%
585	Broadcom, Inc.	284,199
5,632	Microchip Technology, Inc.	327,106
2,478	QUALCOMM, Inc.	316,540

		927,845

	Software – 0.1%
2,134	Microsoft Corp.	548,075

	Specialty Retail – 0.1%
1,224	Home Depot, Inc. (The)	335,707

	Technology Hardware, Storage & Peripherals – 0.1%
3,413	Apple, Inc.	466,625

	Wireless Telecommunication Services – 0.9%
27,439	T-Mobile US, Inc.(i)	3,691,643

	Total Common Stocks (Identified Cost $22,599,134)	21,445,814

Shares	Description	Value (†)

Preferred Stocks – 1.2%

Convertible Preferred Stocks – 1.1%

	Banking – 0.5%
1,109	Bank of America Corp., Series L, 7.250%	$1,335,791
834	Wells Fargo & Co., Class A, Series L, 7.500%	1,013,735

		2,349,526

	Midstream – 0.1%
5,333	El Paso Energy Capital Trust I, 4.750%	247,718

	Technology – 0.1%
8,046	Clarivate PLC, Series A, 5.250%	460,344

	Wireless – 0.4%
1,413	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A(d)(e)	1,620,146

	Total Convertible Preferred Stocks (Identified Cost $5,432,621)	4,677,734

Non-Convertible Preferred Stocks – 0.1%

	Electric – 0.1%
4,670	Union Electric Co., 4.500% (Identified Cost $246,343)	396,997

	Total Preferred Stocks (Identified Cost $5,678,964)	5,074,731

Principal Amount (‡)

Short-Term Investments – 7.6%
$3,804,247	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2022 at 0.350% to be repurchased at $3,804,284 on 7/01/2022 collateralized by $3,862,900 U.S. Treasury Note, 3.250% due 6/30/2027 valued at $3,880,403 including accrued interest(p)	3,804,247
17,510,000	U.S. Treasury Bills, 0.800%-0.809%, 7/21/2022(q)(r)	17,500,126
4,400,000	U.S. Treasury Bills, 0.769%, 7/14/2022(r)	4,398,308
6,515,000	U.S. Treasury Bills, 0.884%, 8/11/2022(r)	6,505,447

	Total Short-Term Investments (Identified Cost $32,213,657)	32,208,128

	Total Investments – 99.9% (Identified Cost $480,474,259)	420,998,995
	Other assets less liabilities – 0.1%	611,708

	Net Assets – 100.0%	$421,610,703

(†)

Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers.

Senior loans and collateralized loan obligations are valued at bid prices supplied by an independent pricing service, if available.

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available.

In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used.

Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans and collateralized loan obligations where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Forward foreign currency contracts are valued utilizing interpolated rates determined based on information provided by an independent pricing service.

Futures contracts are valued at the most recent settlement price on the exchange on which the adviser believes that, over time, they are traded most extensively.

Centrally cleared swap agreements are valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities pursuant to the Fund’s pricing policies and procedures.

As of June 30, 2022, securities held by the Fund were fair valued as follows:

Securities classified as fair valued	Percentage of Net Assets	Securities fair valued by the Fund’s adviser	Percentage of Net Assets
$3,904,937	0.9%	$199,675	Less than 0.1%

The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)

Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of June 30, 2022 is disclosed.

(b)	Variable rate security. Rate as of June 30, 2022 is disclosed.
(c)	Security (or a portion thereof) has been designated to cover the Fund’s obligations under open derivative contracts.
(d)	Illiquid security.

(e)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At June 30, 2022, the value of these securities amounted to $3,904,937 or 0.9% of net assets.
(f)	Perpetual bond with no specified maturity date.
(g)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(h)	Fair valued by the Fund’s adviser. At June 30, 2022, the value of this security amounted to $199,675 or less than 0.1% of net assets.
(i)	Non-income producing security.
(j)	Level 3 security. Value has been determined using significant unobservable inputs.
(k)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(l)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(m)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(n)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 0.75%, to which the spread is added.
(o)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark rate (LIBOR floor) of 1.00%, to which the spread is added.
(p)

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of June 30, 2022, the Fund had an investment in a repurchase agreement for which the value of the related collateral exceeded the value of the repurchase agreement.

(q)

The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

(r)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A

All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the value of Rule 144A holdings amounted to $151,063,782 or 35.8% of net assets.

ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

BRL	Brazilian Real
MXN	Mexican Peso

Swap Agreements

The Fund may enter into credit default and interest rate swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period. The reference obligation may be one or more debt securities or an index of such securities. The Fund may be either the protection buyer or the protection seller. As a protection buyer, the Fund has the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Fund has the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Fund may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

An interest rate swap is an agreement with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Swap agreements are valued daily and fluctuations in the value are recorded as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded as realized gain or loss. Upfront premiums paid or received by the Fund are recorded as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Fund as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Fund covers its net obligations under outstanding swap agreements by segregating or earmarking cash or securities.

At June 30, 2022, the Fund had the following open centrally cleared credit default swap agreements:

Sell Protection

Reference Obligation	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread^	Notional Value(‡)	Unamortized Up Front Premium Paid/(Received)	Market Value	Unrealized Appreciation (Depreciation)
CDX.NA HY* Series 38 500, 5-Year	5.00%	6/20/2027	5.78%	2,316,600	$(50,998)	$(66,554)	$(15,556)
CDX.NA HY* Series 38 500, 5-Year	5.00%	6/20/2027	5.78%	970,200	(25,222)	(27,873)	(2,651)
CDX.NA HY* Series 38 500, 5-Year	5.00%	6/20/2027	5.78%	970,200	(22,710)	(27,873)	(5,163)

Total						$(122,300)	$(23,370)

(‡)	Notional value stated in U.S. dollars unless otherwise noted.
^

Implied credit spreads, represented in absolute terms, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

*	CDX.NA.HY is an index composed of North American high yield credit default swaps.

Futures Contracts

The Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When the Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When the Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit the Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Fund are reduced; however, in the event that a counterparty enters into bankruptcy, the Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

At June 30, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	9/21/2022	36	$5,705,528	$5,556,375	$(149,153)

At June 30, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	9/21/2022	49	$6,353,228	$6,241,375	$111,853

Fair Value Measurements

In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2022, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Bonds and Notes
Non-Convertible Bonds
Property & Casualty Insurance	$—	$941,437	$199,675	(a)	$1,141,112
All Other Non-Convertible Bonds*	—	327,802,711	—		327,802,711

Total Non-Convertible Bonds	—	328,744,148	199,675		328,943,823

Convertible Bonds*	—	14,727,055	—		14,727,055
Municipals*	—	3,590,043	—		3,590,043

Total Bonds and Notes	—	347,061,246	199,675		347,260,921

Senior Loans*	—	1,605,170	—		1,605,170
Collateralized Loan Obligations	—	13,404,231	—		13,404,231
Common Stocks*	21,445,814	—	—		21,445,814
Preferred Stocks
Convertible Preferred Stocks
Wireless	—	1,620,146	—		1,620,146
All Other Convertible Preferred Stocks*	3,057,588	—	—		3,057,588

Total Convertible Preferred Stocks	3,057,588	1,620,146	—		4,677,734

Non-Convertible Preferred Stocks*	—	396,997	—		396,997

Total Preferred Stocks	3,057,588	2,017,143	—		5,074,731

Short-Term Investments	—	32,208,128	—		32,208,128

Total Investments	24,503,402	396,295,918	199,675		420,998,995

Futures Contracts (unrealized appreciation)	111,853	—	—		111,853

Total	$24,615,255	$396,295,918	$199,675		$421,110,848

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Centrally Cleared Credit Default Swap Agreements (unrealized depreciation)	$—	$(23,370)	$—	$(23,370)
Futures Contracts (unrealized depreciation)	(149,153)	—	—	(149,153)

Total	$(149,153)	$(23,370)	$—	$(172,523)

*	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(a)	Fair valued by the Fund’s adviser.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. The Fund’s adviser may use internally developed models to validate broker-dealer bid prices that are only available from a single broker or market maker. Such securities are considered and classified as fair valued. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2021 and/or June 30, 2022:

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2022
Bonds and Notes
Non-Convertible Bonds
ABS Other	$185,168	$—	$(1,154,382)	$1,155,884	$—	$(26,589)	$—	$(160,081)	$—	$—
Property & Casualty Insurance	281,175	5,627	—	(87,127)	—	—	—	—	199,675	(87,127)

Total	$466,343	$5,627	$(1,154,382)	$1,068,757	$—	$(26,589)	$—	$(160,081)	$199,675	$(87,127)

A debt security valued at $160,081 was transferred from Level 3 to Level 2 during the period ended June 30, 2022. At September 30, 2021, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At June 30, 2022, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Derivatives

Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Fund used at period end include futures contracts and swap agreements.

The Fund is subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Fund may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Fund may also use credit default swaps, as a protection seller, to gain investment exposure. As of June 30, 2022, the Fund engaged in credit default swap agreements (as a protection seller) to gain investment exposure.

The Fund is subject to the risk that changes in interest rates will affect the value of the Fund’s investments in fixed income securities. The Fund will be subject to increased interest rate risk to the extent that it invests in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Fund may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. As of June 30, 2022, the Fund used futures contracts to manage duration.

The following is a summary of derivative instruments for the Fund, as of June 30, 2022:

Assets	Unrealized appreciation futures contracts
Exchange-traded/cleared asset derivatives
Interest rate contracts	$111,853

Liabilities	Unrealized depreciation on futures contracts	Swap agreements at value
Exchange-traded/cleared liability derivatives
Interest rate contracts	$(149,153)	$—
Credit contracts	—	(122,300)

Total liability derivatives	$(149,153)	$(122,300)

The Fund’s derivatives do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Fund’s investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of this disclosure.

Counterparty risk is managed based on policies and procedures established by the Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. With exchange traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. The following table shows the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, as of June 30, 2022:

Maximum Amount of Loss - Gross	Maximum Amount of Loss - Net
$1,990,814	$1,990,814

Industry Summary at June 30, 2022 (Unaudited)

Treasuries	19.2%
Banking	5.0
ABS Home Equity	4.9
Cable Satellite	4.4
ABS Car Loan	3.8
Finance Companies	3.7
Wireless	3.4
ABS Other	2.9
Technology	2.8
Independent Energy	2.7
Pharmaceuticals	2.4
Metals & Mining	2.4
Life Insurance	2.2
Other Investments, less than 2% each	29.3
Short-Term Investments	7.6
Collateralized Loan Obligations	3.2

Total Investments	99.9
Other assets less liabilities (including swap agreements and futures contracts)	0.1

Net Assets	100.0%